BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
BUSINESS ACQUISITIONS
3. BUSINESS ACQUISITIONS
Successor
Business Combination—Perimeter Solutions
Pursuant to the Business Combination Agreement, each of the following transactions occurred, in the following order:

•	On November 8, 2021:

•
the Merger Sub merged with and into EverArc, with EverArc surviving such merger as a direct wholly-owned subsidiary of PSSA. 40,832,600 EverArc ordinary shares outstanding immediately prior to the Merger were exchanged for an equal number of PSSA Ordinary Shares;

•
pursuant to the Subscription Agreements the PIPE Subscribers purchased an aggregate of 115,000,000 EverArc ordinary shares at $10.00 per share that were converted into PSSA Ordinary Shares pursuant to the Merger;

•
34,020,000 outstanding EverArc warrants was converted into the right to purchase a PSSA Ordinary Share with each whole warrant entitling the holder thereof to purchase one-fourth
of a PSSA Ordinary Share at an exercise price of $12.00 per whole PSSA Ordinary Share; and

•	On November 9, 2021:

•
SK Holdings (i) along with officers and certain key employees of SK Intermediate contributed a portion of their ordinary shares in SK Intermediate to PSSA in exchange for 10 million Redeemable Preferred Shares of PSSA, nominal value of $10.00 per share, valued at $100.0 million and (ii) sold its remaining ordinary shares in SK Intermediate for approximately $1,900.0 million in cash subject to certain customary adjustments for working capital, transaction expenses, cash and indebtedness;

•	PSSA’s ordinary shares, nominal value, $1.00 per share, listed and began trading on the NYSE under the symbol “PRM”; and

•
the Management Subscribers were granted an aggregate of 1,104,810 PSSA Ordinary Shares at $10.00 per share as consideration and the Director Subscribers purchased an aggregate of 200,000 PSSA Ordinary Shares at $10.00 per share.

•	$675.0 million Senior Notes issued by the Escrow Issuer was assumed by SK Intermediate II.
The cash consideration for the Business Combination was funded through cash on hand, proceeds from the sale of the ordinary shares, proceeds from the issuance of Senior Notes and borrowing under the revolving credit facility. The cash balance on the Closing Date consisted of the following (in thousands):

Amount
Capital contribution from EverArc	$315,807
Proceeds from PIPE Subscribers	1,150,000
Senior Notes, net of issue costs	663,970

Total	$2,129,777

The Merger between PSSA and EverArc was accounted for as a common control transaction, whereby all of the net assets of PSSA were those previously held by EverArc at historical cost, with no goodwill or other intangible assets recorded. The acquisition of SK Intermediate was accounted for under the acquisition method. The acquisition method of accounting is based on FASB ASC 805, Business Combinations (“ASC 805”), and uses the fair value concepts defined in FASB ASC 820, Fair Value Measurements. ASC 805 requires, among other things, that the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date including an amount for goodwill calculated as the difference between the acquisition consideration and the fair value of the identifiable net assets. The purchase price has been preliminarily allocated to tangible and identifiable intangible assets acquired and liabilities assumed.
The preliminary purchase price consideration and allocation for SK Intermediate was as follows (in thousands):

At November 9, 2021
Preliminary Purchase Consideration:
Cash consideration	$1,220,103
Management Subscribers rollover contribution	11,048
Redeemable Preferred Shares	100,000

Fair value of total consideration transferred	$1,331,151

Estimated Fair Value of Identifiable Assets Acquired and Liabilities Assumed:
Property, plant and equipment	$62,689
Inventory	100,246
Tradenames	101,000
Customer lists	761,000
Existing technology and patents	250,000
Working capital	27,379
Other assets (liabilities), net	(832)
LaderaTech contingent earn-out (1)	(19,781)
Long-term debt	(696,971)
Deferred tax liabilities	(299,474)

Total fair value of net assets acquired	285,256
Goodwill (2)	1,045,895

Total	$1,331,151

(1)	Refer to the LaderaTech Acquisition.
(2)	Of the total goodwill amount herein, $871.4 million has been allocated to Fire Safety segment and $174.5 million has been allocated to Oil Additives segment.
In accordance with the acquisition method of accounting, the purchase price for the SK Intermediate acquisition has been allocated to the assets acquired and liabilities assumed based on their estimated fair values on the acquisition date. The fair value estimates were based on, but not limited to quoted market prices, where available; expected future cash flows based on estimated growth in sales for the Company’s products; estimated costs to develop, procure, produce and deliver its products; current replacement cost for similar capacity for certain fixed assets; market rate assumptions for contractual obligations and appropriate discount rates and growth rates. The excess of the total consideration over the estimated fair value of the amounts initially assigned to the identifiable assets acquired and liabilities assumed has been recorded as goodwill. The goodwill is primarily related to extensive industry expertise and continuing innovation at SK Intermediate, resulting in sales growth from future products and service offerings as well as new customers, together with certain intangible assets that do not qualify for separate recognition. Goodwill recorded in connection with the acquisition is not deductible for income tax purposes.
The total purchase price consideration and the related purchase price consideration allocation above are preliminary as the Company has not yet completed the evaluation of certain legal or tax-related
matters and/or other loss contingencies, including those that it may not yet be aware of but meet the requirement to quality as a pre-acquisition
contingency. Any changes within the measurement period in the estimated fair values of the assets acquired, liabilities assumed, and the working capital adjustments may change the allocation of the purchase price consideration. The fair value and related tax impact assessments are to be completed within twelve months of the Closing Date and could have a material impact on the components of the total purchase consideration and the purchase consideration allocation.
EverArc entered into an escrow agreement with SK Holdings and Wilmington Trust, N.A., a national banking association, as escrow agent, which provides that approximately $7.6 million of the cash consideration be held in escrow pending a determination of the post-Closing purchase price adjustments under the Business Combination Agreement. On March 3, 2022, the post-Closing purchase price adjustments under the Business Combination Agreement were finalized the amounts held in escrow was released to SK Holdings.
Transaction costs associated with the Business Combination were $59.5 million. Of this amount, $56.4 million was incurred by EverArc through the Closing Date and is included in accumulated deficit as of November 9, 2021 in the accompanying consolidated statement of shareholders’ equity and the remaining $3.1 million was reflected in the 2021 Predecessor Period in other operating expense in the accompanying consolidated statements of operations and comprehensive income (loss). The Company also incurred a total of $13.3 million of debt issuance costs in connection with the consummation of the Business Combination related to the establishment of the Revolving Credit Facility and the issuance of the Senior Notes.
Predecessor
Magnum Asset Acquisition
On July 1, 2021, the Company used cash provided by operations to purchase all of the assets of Magnum Fire & Safety Systems (“Magnum”). The asset purchase agreement provided for approximately $1.2 million in cash to be paid at closing. The Magnum acquisition expands the Company’s access to new markets and is expected to result in additional revenue in firefighting foam equipment and systems within the Fire Safety segment. The Company has performed a preliminary purchase price allocation, where the Company allocated $1.2 million to goodwill in the predecessor entity. Individual assets and liabilities included within the balance sheet were not material.
PC Australasia Asset Acquisition
On April 1, 2021, the Company used the cash provided by operations to purchase all of the wildfire retardant and foam assets of PC Australasia Pty Ltd (“PC Australasia”). The asset purchase agreement provided for approximately $2.7 million in cash to be paid at closing. The PC Australasia acquisition provides the Company direct access to existing markets within the Fire Safety segment. The Company has performed a preliminary purchase price allocation, where the Company allocated $1.0 million to goodwill in the predecessor entity. Other amounts allocated to the individual assets and liabilities included within the balance sheet were not material.
Budenheim Asset Acquisition
On March 2, 2021, the Company used the cash provided by operations to purchase all of the wildfire retardant and foam assets of Budenheim Iberica, S.L.U (“Budenheim”). The asset purchase agreement provided for approximately $3.6 million in cash to be paid at closing. The Budenheim acquisition expands the Company’s access to new markets and is expected to result in additional revenue within the Fire Safety segment. The Company has performed a preliminary purchase price allocation, where the Company allocated $3.2 million to goodwill in the predecessor entity. Other amounts allocated to the individual assets and liabilities included within the balance sheet were not material.
For segment reporting purposes, the results of operations and assets from the above acquisitions have been included in the Company’s Fire Safety segment since the respective acquisition dates. For the Successor Period and 2021 Predecessor Period, sales, earnings related to the operations consisting of the assets and liabilities and direct costs related to Magnum, PC Australasia and Budenheim were not material. Pro forma financial information has not been presented for these acquisitions as the net effects were neither significant nor material to the Company’s results of operations or financial position.
LaderaTech Acquisition
On May 7, 2020, the Company used proceeds from general business operations to purchase all of the outstanding shares of LaderaTech, Inc. (“LaderaTech”). The LaderaTech acquisition expands the Company’s access to the long-term retardant market and is expected to generate synergies within the Fire Safety service industry. Under the equity purchase agreement, the fair value of the consideration transferred was $21.8 million, which included an initial cash payment of $2.0 million and $19.8 million in estimated fair value of contingent future payments.
The future payments are contingent upon an
earn-out
based on achieving certain thresholds of revenues through December 31, 2026 with an estimated fair value of $17.0 million at the acquisition date. Payment was also contingent upon the acquired technology being listed on the U.S. Forest Service’s Qualified Product List (“QPL”), valued at $2.8 million at the acquisition date. The acquired technology was listed on the QPL during 2021 and the Company made a $3.0 million payment. As of December 31, 2021 and 2020, the estimated fair value of contingent consideration was $20.0 million and $19.8 million, respectively. The following table summarizes the consideration transferred for the LaderaTech acquisition and the fair value of the assets acquired and liabilities assumed at the acquisition date (in thousands):

May 7, 2020
Purchase Consideration:
Cash	$2,016
Contingent earn-out	19,816

Total purchase consideration	$21,832

Estimated Fair Value of Identifiable Assets Acquired and Liabilities Assumed:
Cash	$46
Net working capital	(38)
In-process research and development	20,200
Deferred tax liability	(5,282)

Total fair value of net assets acquired	14,926
Goodwill	6,906

Total	$21,832

The actual results of operations of the acquisition have been included in the accompanying consolidated statements of operations and comprehensive income (loss) from the date of acquisition. The following table summarizes LaderaTech acquisition revenue and earnings included in the accompanying consolidated statements of operations and comprehensive income (loss) from May 7, 2020 through December 31, 2020 (in thousands):

May 7, 2020 - December 31, 2020
Net sales	$609
Net loss	(343)
The unaudited pro forma financial information in the table below summarizes the combined results of operations for the Company and the LaderaTech acquisition as if the acquisition had occurred on January 1, 2019. Pro forma information for the Successor Period and 2021 Predecessor Period is not presented below as LaderaTech’s results were included for the entire period. The unaudited pro forma financial information as presented below is for illustrative purposes and does not purport to represent what the results of operations would actually have been if the business combinations occurred as of the date indicated or what the results would be for any future periods (in thousands):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Pro forma net sales	$339,579	$239,418
Pro forma net income (loss)	23,815	(42,335)
The amount allocated to goodwill for the acquisitions is not deductible for income tax purposes. The goodwill is attributable primarily to strategic and synergistic opportunities, the assembled workforces acquired and other factors. The fair value of the contingent consideration was estimated using the Monte Carlo valuation approach. See Note 11, Fair Value Measurements for additional information related to the fair value measurement of the contingent consideration.
For segment reporting purposes, the results of operations and assets from the LaderaTech acquisition have been included in the Company’s Fire Safety segment since the acquisition date. Direct costs of the acquisition were not material and were expensed as incurred, and they are included in other operating expenses in the consolidated statement of income and comprehensive income (loss) during the year ended December 31, 2020.
Ironman Acquisition
On March 20, 2019, the Company used proceeds from general business operations, debt and equity to purchase all of the outstanding shares of First Response FireRescue, LLC, River City Fabrication, LLC, and H&S Transport, LLC (collectively, “Ironman”). The equity purchase agreement provided for $16.8 million in cash to be paid at closing, subject to a final purchase price adjustment, contingent future payments of $11.3 million, and issuance of common equity for $2.5 million. The future payments are contingent upon continued employment at each anniversary date; and therefore, this portion does not represent purchase consideration but rather compensation expense recognized ratably over the service period. Transaction costs of $1.0 million were incurred and expensed during 2019 and presented in other operating expense in the consolidated statement of operations and comprehensive income (loss). The Ironman Acquisition expands the Company’s access to new markets and is expected to generate synergies within the Fire Safety segment. Goodwill is expected to be deductible for tax purposes. The goodwill recognized as a result of the acquisitions is attributable primarily to strategic and synergistic opportunities, the assembled workforces acquired and other factors.
The Ironman Acquisition was accounted for as a business combination, which requires an allocation of the total consideration to the identifiable assets and liabilities measured at fair value at the acquisition date. The following table summarizes the consideration transferred for the Ironman Acquisition and the fair value of the assets acquired and liabilities assumed at the acquisition date (in thousands):

March 20, 2019
Purchase Consideration:
Cash	$16,814
Equity	2,500

Total purchase consideration	$19,314

Estimated Fair Value of Identifiable Assets Acquired and Liabilities Assumed:
Cash	$500
Net working capital	(262)
Inventory	513
Property, plant and equipment	1,900

Total fair value of net assets acquired	2,651
Goodwill	16,663

Total	$19,314

The actual results of operations of the acquisition has been included in the accompanying consolidated statements of operations and comprehensive income (loss) from the date of acquisition. Ironman’s revenue and earnings included in the accompanying consolidated statements of operations and comprehensive income (loss) from March 20, 2019 through December 31, 2021 is immaterial as their primary customer was Perimeter.